UNITED STATES SECURITIES AND
                              EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 17, 2010

                             AMP PRODUCTIONS, LTD.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                          Commission file # 000-51824
                            (Commission File Number)

                                   98-0400189
                       (IRS Employer Identification No.)

                          1440-3044 Bloor Street West
                            Toronto, Ontario M8X 2Y8
             (Address of principal executive offices and Zip Code)

                                 (604) 628-5375
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03:  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On September 17, 2010, FINRA approved a reverse split of the Company's issued authorized common stock whereby every ten shares of the Company's issued and outstanding common stock before the reverse split will be consolidated into one common share, with effect on September 17, 2010 (the "Reverse Split"). The Reverse Split was approved by written consent to action of a majority of the outstanding shares of the Company's common stock on July 30, 2010, pursuant to section 78.390 of the Nevada Revised Statutes.

As a result of the Reverse Split, the Company's issued and outstanding common stock will be reduced from 9,750,000 shares to 975,000 shares.

Stockholders will be entitled to exchange their stock certificates for new certificates representing the shares of Common Stock after giving effect to the Reverse Split by submitting them to the Company's transfer agent, Holladay Stock Transfer Inc., of 2939 North 67th Place, Suite C, Scottsdale, AZ 85251, Telephone number: (480) 481-3940Upon receipt of an existing stock certificate, the Transfer Agent will issue to the stockholder a new certificate evidencing the consolidated shares. The new certificates will contain the same restrictive legend as the certificates for which they are exchanged. Stockholders will be responsible for the costs of exchanging their certificates.

No fractional common shares will be issued in connection with the Reverse Split. If a stockholder would otherwise receive a fractional common share as a result of the Reverse Split, the number of common shares to be received by the stockholder will be rounded up to the nearest whole number.

The Company's trading symbol on the NASD OTC Bulletin Board will remain the same and have a "D" appended to it for 20 business days: AMPCD. After 20 business days, the symbol will revert back to AMPC.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMP PRODUCTIONS LTD.


                                   /s/ Thomas Mills
                                   Thomas Mills
                                   President and Director
                                   Date: September 21, 2010